UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 2.02    Results of Operations and Financial Conditions.

On August 1, 2024, AAON, Inc. (the "Company") announced its financial and operating results and backlog for the second quarter ended June 30, 2024. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company plans to host a teleconference at 5:15 P.M (Eastern Time) on August 1, 2024 to discuss these results. The accessible dial-in is 1-800-836-8184 for domestic callers. To access the listen-only webcast, please register at https://app.webinar.net/OdbYjYb31qR. On the next business day following the call, a replay of the call will be available on the Company’s website at https://investors.aaon.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2024, the Board of Directors of the Company, upon the recommendation of the Compensation Committee of the Company (the “Committee”) approved the adoption of the AAON, Inc. Executive Severance Plan (the “Executive Severance Plan”) to provide financial and transitional assistance following a termination of employment under certain circumstances to certain executive-level employees, as further described below (each, an “Eligible Executive” and collectively, the “Eligible Executives”). Pursuant to the terms of the Executive Severance Plan, in the event an Eligible Executive’s employment is terminated by us without “cause” or by an Eligible Executive for “good reason” (as each such term is defined in the Executive Severance Plan), subject to the execution of a validly executed, irrevocable release of claims, the Eligible Executive will be eligible to receive the benefits described below.

•Officers designated by the Committee as eligible to participate in the Executive Severance Plan: Severance payments equal to 1.0 times the annual base salary;

•Chief Financial Officer, Presidents, or Executive Vice Presidents: Severance payments equal to 1.5 times the annual base salary; and

•Chief Executive Officer: Severance payments equal to 2.0 times the annual base salary.

Such severance payments shall be payable in substantially equal installments in accordance with our regular payroll procedures. In addition, if the Eligible Executive timely elects to continue health benefit coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Eligible Executive shall receive monthly cash payments equal to the applicable COBRA premiums, less all required taxes and withholdings, for up to the number of months the Eligible Executive’s severance benefits described above are payable (or, if earlier, until such Eligible Executive’s COBRA coverage terminates for any reason).

Further, in the event the Eligible Executive’s termination of employment occurs within 24 months following a change in control (the “Change in Control Period”), the Eligible Executive’s severance multiple described above shall be multiplied by the Eligible Executive’s annual base salary and target bonus opportunity for the year of the Eligible Executive’s termination of employment, payable in a lump sum. In addition, in the event the termination of employment occurs during the Change in Control Period, the Eligible Executive shall be eligible to receive a pro-rated annual bonus for the year in which such termination of employment occurs, payable at the same time that annual bonuses are paid by the Company to other similarly-situated employees for such year.

Benefits shall not be provided under the Executive Severance Plan if the Eligible Executive’s termination is due to death, disability, voluntary resignation without good reason, retirement, or a commencement of a leave of absence. In addition, if an Eligible Executive is party to a severance agreement with us on the date the Eligible Executive’s employment with us ends, the Eligible Executive will not be eligible for benefits under the Executive Severance Plan if such benefits would be duplicative of any benefits the Eligible Executive is eligible to receive pursuant to the terms of a severance agreement, and an Eligible Executive will cease receiving any benefits under the Executive Severance Plan if the Eligible Executive fails to comply with any written agreement in effect between the Eligible Executive and us (or any of our subsidiaries) that contains restrictive covenant provisions.

Payments are designed to comply with Section 409A of the Internal Revenue Code (the “Code”). In addition, if any payment under the Executive Severance Plan would constitute an excess parachute payment within the meaning of Section

280G of the Code, the payments will be reduced to the minimum extent necessary so that no portion of any payment or benefit will constitute an excess parachute payment, provided however, that the reduction will be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, or any successor provision, or any other tax).

The foregoing description of the Executive Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Severance Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On August 1, 2024, the Company issued the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

All statements in the teleconference, other than historical financial information, may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “should”, “will”, and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Participants and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligations to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that could cause results to differ materially from those in the forward-looking statements include (1) the timing and extent of changes in raw material and component prices, (2) the effects of fluctuations in the commercial/industrial new construction market, (3) the timing and extent of changes in interest rates, as well as other competitive factors during the year, and (4) general economic, market or business conditions.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated August 1, 2024 announcing financial and operating results and backlog.
10.1	Executive Severance Plan (adopted July 30, 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	August 1, 2024	By:	/s/ Luke A. Bomer
Luke A. Bomer, Secretary